INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-102625 of Hartford Life Insurance Company Separate Account Three of our report dated February 19, 2003, relating to the financial statements of Hartford Life Insurance Company, and of our report dated February 21, 2003, relating to the financial statements of Hartford Life Insurance Company Separate Account Three, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Independent Public Accountants" in such Statement of Additional Information.

Deloitte & Touche LLP

Hartford, Connecticut

April 7, 2003